UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant    ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Renaissance Capital Growth & Income Fund III, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Renaissance Capital Growth & Income Fund III, Inc.
8080 North Central Expressway, Suite 210, LB-59
Dallas, Texas 75206-1857

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2009

TO THE SHAREHOLDERS OF RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Special Meeting”) of Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation (the “Fund”), will be held at the Company’s offices, 8080 North Central Expressway, Suite 210, Dallas, Texas, on Monday, March 16, 2009, at 9:00 a.m., local time, for the following purposes:

(1)
To consider and vote upon a proposal to authorize the Board of Directors of the Fund (the “Board”) to withdraw the Fund’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and to continue operations as a registered closed-end investment company; and

(2)
To approve an amendment to the Fund’s Restated Articles of Incorporation in order to change the name of the Fund from Renaissance Capital Growth & Income Fund III, Inc. to RENN Global Entrepreneurs Fund, Inc.

The close of business on January 19, 2009 has been fixed as the record date (the “Record Date”) for determining Shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment. The enclosed proxy is being solicited on behalf of the Board.

You are cordially invited to attend the Special Meeting. You may vote your shares (1) in person at the Special Meeting, (2) by telephone, (3) via the Internet or (4) by completing, signing, dating and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. You may revoke your proxy at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your vote, you may do so by voting in person at the Special Meeting. Prompt response by our Shareholders will reduce the time and expense of solicitation.

By Order of the Board of Directors

/s/ BARBE BUTSCHEK

Barbe Butschek, Secretary

Dallas, Texas
February 9, 2009

This is an important meeting regarding the future operations of the Fund. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the Special Meeting, you still may attend the Special Meeting and vote your shares in person.

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
PROXY STATEMENT
For A
SPECIAL MEETING OF SHAREHOLDERS
To Be Held On Monday, March 16, 2009
SOLICITATION OF PROXIES

This proxy statement (“Proxy Statement”) is being furnished to the Shareholders of Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation (the “Fund”).  The Fund’s Board of Directors (the “Board”) is soliciting proxies to be voted at the special meeting of Shareholders (the “Special Meeting”) to be held on Monday, March 16, 2009, at the Company’s offices, 8080 North Central Expressway, Suite 210, Dallas, Texas, at 9:00 a.m., local time, and at any adjournment(s).  This Proxy Statement is first being sent to Shareholders on or about February 9, 2009.

The accompanying proxy card is designed to permit each Fund Shareholder (each, a “Shareholder”) to vote for or against, or to abstain from voting on, the proposals described in this Proxy Statement.  When a Shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly.  If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Special Meeting FOR the grant of authorization to the Board to withdraw the Fund’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and to continue operations as a registered closed-end investment company, and FOR the amendment to the Restated Articles of Incorporation of the Fund (the “Articles”) to change the name of the Fund to RENN Global Entrepreneurs Fund, Inc.

The Board encourages the Shareholders to attend the Special Meeting personally.  Executing and returning the accompanying proxy card will not affect a Shareholder’s right to attend the Special Meeting and to vote in person.  Any Shareholder who has given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting in person.  No revocation notice or later-dated proxy, however, will be effective until received by the Fund at, or prior to, the Special Meeting.  Revocation will not affect a vote on any matters taken prior to the receipt of the revocation.  Mere attendance at the Special Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and directors of the Fund and officers, directors and regular employees of RENN Capital Group, Inc., the investment adviser to the Fund (“RENN Group”), may solicit the return of proxies by personal interview, mail, telephone and facsimile.  These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses.  After the date of this Proxy Statement, but prior to the date of the Special Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated.  Brokerage houses and other custodians, nominees and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares.  The Fund will pay all costs of solicitation.

The Fund’s principal offices are located at 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

PURPOSE OF THE MEETING

At the Special Meeting, Shareholders will consider and vote upon the following matters:

(1)
To consider and vote upon a proposal to authorize the Board to withdraw the Fund’s election to be treated as a BDC pursuant to Section 54(c) of the 1940 Act, and to continue operations as a registered closed-end investment company; and

(2)	To approve an amendment to the Articles in order to change the name of the Fund to RENN Global Entrepreneurs Fund, Inc.

RECORD DATE AND SHARE OWNERSHIP

The close of business on January 19, 2009 has been fixed as the record date (the “Record Date”) for determining Shareholders entitled to notice of and to vote at the Special Meeting and any adjournment.  At the close of business on the Record Date, the Fund had outstanding 4,463,967 shares of common stock and approximately -2,300 record holders.

QUORUM REQUIRED

A quorum must be present at the Special Meeting for any business to be conducted.  The presence at the Special Meeting, in person or by proxy, of the holders of a majority of all the votes entitled to be cast at the Special Meeting will constitute a quorum.  Abstentions will not be treated as shares present for quorum purposes.  Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Special Meeting, the Shareholders who are represented may adjourn the Special Meeting until a quorum is present.  The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

VOTE REQUIRED

Each share of common stock of the Fund is entitled to one vote.  The common stock is the only class of securities of the Fund entitled to vote at the Special Meeting.  A Shareholder is entitled to vote all shares of common stock held of record at the close of business on the Record Date, in person or by proxy, at the Special Meeting.  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Approval of the withdrawal of the Fund’s election to be treated as a BDC pursuant to Section 54(c) of the 1940 Act, and to continue operations as a registered closed−end investment company.  The affirmative vote of 67 percent or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or the affirmative vote of more than 50 percent of the outstanding voting securities of the Fund, whichever is less, is required to approve the withdrawal of the Fund’s election to be treated as a BDC pursuant to Section 54(c) of the 1940 Act, and to continue operations as a registered closed−end investment company.  Broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) and abstentions will have the effect of a vote against this proposal.

Approval of an amendment to the Articles in order to change the name of the Fund to RENN Global Entrepreneurs Fund, Inc.  The affirmative vote of at least a majority of the outstanding shares of the Fund is required to approve the amendment to the Articles of the Fund and effect the change in the name of the Fund to RENN Global Entrepreneurs Fund, Inc.  Broker non-votes and abstentions will have the effect of a vote against this proposal.

Additional solicitation. If there are not enough votes to approve any proposals at the Special Meeting, the Shareholders who are represented may adjourn the Special Meeting to permit the further solicitation of proxies.  The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a Shareholder vote may be taken on either of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

Shareholders whose shares are registered in their own names may vote either via the Internet or by telephone.  Specific instructions to be followed by any registered Shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card.  The Internet and telephone voting procedures are designed to authenticate the Shareholder’s identity and to allow Shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone.  A large number of banks and brokerage firms are participating in the ADP Investor Communications Services online program.  This program provides eligible Shareholders who receive a copy of this Proxy Statement the opportunity to vote via the Internet or by telephone.  If your bank or brokerage firm is participating in ADP’s program, your proxy card will provide instructions.  If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of January 1, 2009: (i) for all persons who are beneficial owners of 5% or more of the outstanding shares of the Fund’s common stock; (ii) each director of the Fund; and, (iii) all executive officers and directors of the Fund as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned Directly or Indirectly		Percent of Class
Russell Cleveland, Chairman, President, Chief Executive Officer and Director(1)	412,770	(2)	9.3%
Peter Collins, Director	2,341	(3)	0.1%
Charles C. Pierce, Jr., Director	2,250		0.1%
Ernest C. Hill, Director	0		0.0%
J. Philip McCormick, Director	3,500		0.1%
All directors and officers of the Fund as a group (9 persons)	432,452		9.6%

(1)	“Interested person” as defined by the 1940 Act.
(2)	Consists of 33,502 shares owned by the Cleveland Family Limited Partnership, 335,468 shares owned by RENN Investment Limited Partnership, and 43,800 shares owned by RENN Capital Group, Inc.
(3)	Includes 130 shares owned by Hilary Collins, Mr. Collins’ spouse.

PROPOSAL ONE
Withdrawal of the Fund’s election to be treated as a BDC pursuant to Section 54(c) of the
1940 Act, and to continue operations as a registered closed−end management investment company

On March 14, 1994, the Fund filed an election to become a BDC.  The Fund elected BDC status intending to make investments into developing businesses, investing primarily in privately placed convertible securities and equity securities of emerging growth companies.  The Fund generally expected that it would provide managerial assistance to such companies.  At the time of its election, the Fund believed that its operating model was best effected through the BDC structure.   As a BDC, the Fund has been subject to certain provisions of the 1940 Act, including certain provisions applicable only to BDCs, although it is excepted from other provisions of the 1940 Act applicable to registered closed-end management investment companies.  BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions involving affiliates and other matters than registered closed-end investment companies.  Nevertheless, as a BDC, the Fund remains subject to significant regulation of its activities, most notably, greater restrictions on permitted types of investments than registered closed-end management investment companies generally.  As a BDC, the Fund generally must invest at least 70% of its total assets in “eligible portfolio companies” and certain other qualifying assets as defined in the 1940 Act.

In consideration of the planned future operations of the Fund, the Board has evaluated and discussed the feasibility of the Fund’s continuing as a BDC.  The Board believes that given the nature of the Fund’s business and increasing focus on investment in international companies, the regulatory regime governing BDCs is no longer appropriate and will hinder the Fund’s future growth.

From time to time in recent years, the Fund has been presented with attractive opportunities to invest in companies operating internationally.  However, as a BDC, the Fund generally must invest at least 70% of its total assets in “eligible portfolio companies” – which do not include companies who are not domiciled in the U.S. or do not have their principal place of business here—and certain other qualifying assets as defined in the 1940 Act.  Thus, in many cases the regulatory regime under which the Fund now operates has prevented the Fund from taking advantage of what RENN Group believes to be attractive investment opportunities.  As a result, throughout 2008, the Board has discussed and evaluated the impact on the Fund of the regulatory regime governing BDCs under the 1940 Act and the limitations on the Fund’s investments and determined that it would be in the best interests of the Fund and its Shareholders to withdraw the Fund’s BDC election and convert the Fund into a registered closed-end management investment company in order to permit the Fund to invest more broadly in international companies.

The Board noted that the conversion would change the management fees paid by the Fund; however, the change results in a lower fee to the Fund, and that change, itself, does not require Shareholder approval.  Such change in the management fee was not a significant factor in the Board’s decision to withdraw the Fund’s election to be treated as a BDC.  The conversion is not anticipated to result in a change in the way the Fund values its assets nor is it expected to have any material impact on the Fund’s assets.

After consideration of the factors described above, on December 30, 2008, the Board unanimously approved a formal proposal to recommend to the Shareholders that the Board be authorized to withdraw the Fund’s election to be treated as a BDC and, as contemplated by the Articles, continue operations as a registered closed-end management investment company subject to other registration requirements under the 1940 Act.

If Shareholders approve this proposal to permit the Fund to withdraw its BDC election, the withdrawal will become effective upon receipt by the Securities and Exchange Commission (“SEC”) of the Fund’s notice of withdrawal on Form N-54C.  The Fund does not anticipate filing the application of withdrawal until it has substantially completed preparations for continuing the Fund’s operations as a registered closed-end management investment company under the 1940 Act, including the preparation of relevant materials related to registration such as Form N-8A and N-2, as well as subsequent periodic N-CSR filings and other filings as may be required.  These filings would be made in lieu of the Forms 10-K and 10-Q that the Fund is currently required to file.  In connection with these filings and the Fund’s operations as a registered closed-end management investment company, the Fund will also be required to adopt and observe fundamental policies as required under Sections 8 and 13 of the 1940 Act.  Such policies will address, among other matters, the types of investments the Fund may make and its policies related to borrowing and concentrating in a particular industry or group of industries.  Fund management does not expect that the adoption of such restrictions will adversely or materially affect the way the Fund is currently managed.

The Fund has undertaken several steps in anticipation of meeting the requirements for withdrawal of its election to be treated as a BDC, including: (1) consulting with outside counsel as to the requirements for withdrawing election as a BDC and continuing operations as a registered closed-end management investment company; and (2) preparing plans for registration and operation as a closed-end investment company.

Timing

If Shareholders approve the proposal to authorize the Board to withdraw the Fund’s election to be regulated as a BDC, the Board will file a Form N-54C to effect the withdrawal as soon as practicable thereafter.

Changes Associated With the Withdrawal of Election to Be Regulated As A BDC

When the Fund ceases to be a BDC, certain protections of the Shareholders will be adjusted, including the following:

▪
The Fund will no longer be subject to the requirement that it maintain a ratio of assets to senior securities of at least 200% and instead will be required to maintain a ratio of assets to senior securities of at least 300%;

▪	The Fund will no longer be required to ensure that a majority of the directors are persons who are not “interested persons,” as that term is defined in section 56 of the 1940 Act;[1] and

▪
The Fund will no longer be subject to the other provisions and protections set forth in Sections 55 through 64 of the 1940 Act and the rules and regulations promulgated thereunder, but will be subject to the rest of the provisions and protections set forth in the 1940 Act applicable to closed-end funds.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as Shareholders (which interest does not differ from that of the common shareholder), none of the Fund’s officers, directors or any of their respective affiliates has any interest in the withdrawal of the Fund’s election to be regulated as a BDC.

The Board, including the independent directors, unanimously recommends that the Shareholders vote to authorize the Board to withdraw the Fund’s election to be treated as a business development company pursuant to Section 54(c) under the Investment Company Act and to continue operations as a registered closed-end management investment company.

PROPOSAL TWO
Amendment to the Articles

           Currently, Article One of the Articles states that the name of the Fund is Renaissance Capital Growth & Income Fund III, Inc.  On December 30, 2008, the Board unanimously approved a formal proposal to recommend to the Shareholders that the Shareholders adopt an amendment to the Articles to change the Fund’s name to RENN Global Entrepreneurs Fund, Inc.

           If the Shareholders approve the amendment to Articles, then the Board will amend the Articles to change the Fund’s name to RENN Global Entrepreneurs Fund, Inc. as soon as practicable by filing Articles of Amendment to the Articles with the Secretary of State of the State of Texas.  If the amendment to the Articles is not approved by the Shareholders, the existing Articles will continue in effect and the Fund’s name will remain the same.

1 However, the Fund intends to maintain a Board having a majority of its  members who are not “interested persons”.

Reasons For and Effect of the Amendment

           The sole purpose of the amendment to the Articles is to change the Fund’s name to more properly reflect the current nature of the Fund’s business and the Fund’s increasing focus on investment in international companies.  The amendment will have no effect on the Fund other than to change its name.

No Dissenter’s Rights

           The Texas Corporation Business Act does not grant shareholders of a Texas corporation dissenter’s rights with respect to the amendment to the Articles.

Amendment

           If the amendment is approved, the Articles will be amended by deletion of Article One in its entirety and inserting in its place the following:

“ARTICLE ONE

The name of the corporation (hereinafter called the “Corporation”) is RENN Global Entrepreneurs Fund, Inc.”

The Board, including the independent directors, unanimously recommends that the Shareholders vote to authorize the amendment to the Articles.

NO OTHER BUSINESS

There will be no other business to be presented at the Special Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company has not received any Shareholder proposals to be considered for presentation at the Special Meeting.  Under the proxy rules of the SEC, Shareholder proposals may, under certain conditions, be included in the Company's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Company's proxy materials must be received by the Company within a reasonable time before the solicitation is made.    The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting. Any Shareholder proposal should be sent to Corporate Secretary, 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Generally, Shareholders who have questions or concerns regarding the Fund should contact our Investor Relations Department at (214) 891-8294. However, Shareholders may communicate with the Board by sending a letter to Board of Directors of the Fund, c/o Corporate Secretary, 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857.  All communications must contain a clear notation indicating that it is a “Shareholder--Board Communication” or a “Shareholder--Director Communication” and must identify the author as a Shareholder.  The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed.  The Fund reserves the right not to forward to the Board any communication that is hostile, threatening, illegal, does not reasonably relate to the Fund or its business, or is similarly inappropriate.  The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

You are cordially invited to attend the Special Meeting of Shareholders in person.  Whether or not you plan to attend the Special Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

/s/ BARBE BUTSCHEK

Barbe Butschek, Secretary
Dallas, Texas
February 9, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

FOR THE SPECIAL MEETING OF STOCKHOLDERS

MARCH 16, 2009

The undersigned stockholder of Renaissance Capital Growth & Income Fund III, Inc. (the “Fund”) acknowledges receipt of the Notice of Special Meeting of Stockholders of the Fund and hereby appoints Russell Cleveland and Barbe Butschek, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the Company’s offices, 8080 North Central Expressway, Suite 210, Dallas, Texas, on Monday, March 16, 2009, at 9:00 a.m., local time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

SPECIAL MEETING OF STOCKHOLDERS
RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
MARCH 16, 2009

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records, to create an electronic voting instruction form, and to cast your vote.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by the Fund in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-776-9437

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Renaissance Capital Growth & Income Fund III, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1. To consider and vote upon a proposal to authorize the board of directors of the Fund to withdraw the Fund’s election to be treated as a business development company pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue operations as a registered closed-end investment company; and
FOR ☐	AGAINST ☐	ABSTAIN ☐

2.  To approve an amendment to the Fund’s Restated Articles of Incorporation to change the name of the Fund from Renaissance Capital Growth & Income Fund III, Inc. to RENN Global Entrepreneurs Fund, Inc.
FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided.  For joint accounts, each joint owner must sign.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.  If the holder is a corporation or partnership, please fill in the full corporate or partnership name and your title of authority for such corporation or partnership.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY